UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2004

Motorola, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-7221

(Commission File Number)

36-1115800

(I.R.S. Employer Identification No.)

1303 East Algonquin Road, Schaumburg, Illinois 60196

(Address of principal executive offices)

Registrant’s telephone number, including area code: (847) 576-5000

Not applicable

(Former name or former address, if changed since last report.)

Item 5. Other Events.

On June 24, 2004, Freescale Semiconductor, Inc. (“Freescale Semiconductor”), a separate entity comprised of Motorola, Inc.’s (“Motorola’s”) semiconductor operations, commenced the distribution to potential investors of a preliminary prospectus (the “Preliminary Prospectus”) relating to a proposed initial public offering (the “IPO”) of a minority interest in Freescale Semiconductor. The form of the Preliminary Prospectus was included in Amendment No. 4 to a Registration Statement on Form S-1 that was filed with the Securities and Exchange Commission by Freescale Semiconductor on June 18, 2004.

As discussed in Motorola’s Form 10-K for the year ended December 31, 2003 and Motorola’s Form 10-Q for the quarter ended April 3, 2004, when the occurrence of the IPO becomes more likely than not, Motorola is required to reevaluate the portion of its deferred tax assets that is related to its semiconductor operations. Based on the distribution of the Preliminary Prospectus by Freescale Semiconductor, Motorola now believes that the IPO has become more likely than not and, accordingly, is performing this reevaluation. Based on currently available information relating to the deferred tax assets, Motorola estimates that a non-cash income tax charge of $850 million to $1 billion associated with a valuation allowance for these deferred tax assets will be reflected in Motorola’s consolidated statements of operations for the quarter ending July 3, 2004.

If the IPO is completed, and the remaining shares of Freescale Semiconductor held by Motorola are distributed to Motorola’s stockholders, the related operating results of Freescale Semiconductor, including the valuation allowance for deferred-tax assets, would be reflected as discontinued operations for all periods presented.

Business Risks

Any statements in the Form 8-K that are not historical facts are forward-looking statements based on current expectations that involve risks and uncertainties. Such forward-looking statements include, but are not limited to, statements about the outcome of Motorola’s plans relating to a proposed separation of its semiconductor operations, including without limitation the valuation allowance and the amount of the non-cash income tax charge. Motorola wishes to caution the reader that the factors below and those on pages 76 through 85 of Motorola’s 2003 Form 10-K and in its other SEC filings could cause results to differ materially from those stated in the forward-looking statements. These factors include: (1) final determination at the end of the second quarter of the actual amount of the non-cash income tax charge, and (2) the satisfaction of conditions to consummating the transaction, some of which are outside of Motorola’s and Freescale Semiconductor’s control.

This Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of securities in any state in which offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MOTOROLA, INC.

Dated: June 24, 2004	By:	/s/ Steven J. Strobel
Steven J. Strobel
Senior Vice President and Corporate Controller